Rent Expenses	12 Months Ended
Mar. 31, 2013
Rent Expenses

16. Rent Expenses

Komatsu leases office space and equipment and employee housing under cancelable and non-cancelable lease agreements. Rent expenses under cancelable and non-cancelable operating leases amounted to ¥15,437 million, ¥15,491 million and ¥14,480 million, respectively, for the years ended March 31, 2013, 2012 and 2011. At March 31, 2013, the future minimum lease payments under non-cancelable operating leases and capital leases are as follows:

	Millions of yen
Year ending March 31	Capital leases	Operating lease commitments	Total
2014	¥4,675	¥4,300	¥8,975
2015	3,297	3,047	6,344
2016	1,515	2,154	3,669
2017	367	1,284	1,651
2018	187	639	826
Thereafter	389	1,558	1,947

Total minimum lease payments	¥10,430	¥12,982	¥23,412

Less: amounts representing interest	(454)

Present value of net minimum capital lease payments	¥9,976